                                                                                                                                                                                                                                                                                                                                                                                                                 Exhibit 10.2
ORGANIC TREEHOUSE LTD.

SECURITIES PURCHASE AGREEMENT

Dated: ______________, 2012

Name and Address of Subscriber

__________________________________
__________________________________
__________________________________
__________________________________
__________________________________

Social Security Number or Tax ID Number

_________________________

Amount of Investment

$_______________________________

Number of Shares Purchased

____________________________

Nature of Investor

Accredited [___]                                Non-Accredited [___]

BOARD OF DIRECTORS OF
ORGANIC TREEHOUSE LTD.

Ladies and Gentlemen:

1.           Memorandum.  This Securities Purchase Agreement (the “Securities Purchase Agreement”) has been entered into as contemplated by the Company’s Confidential Private Placement Memorandum, dated March 1, 2012 (together with any and all amendments and/or supplements thereto and all documents incorporated therein by reference, the “Memorandum”)

2.           Subscription.  The undersigned hereby executes and delivers this Securities Purchase Agreement (the “Securities Purchase Agreement”) and subscribes for and agrees to purchase the number of shares of Common Stock, $0.001 par value per share (the “Shares”) of Organic Treehouse Ltd., a Nevada corporation (the “Company”) listed in the box above under the caption “Number of Shares Purchased”, at a purchase price of $0.05 per Share for an aggregate subscription price equal to the amount listed in the box above under the caption “Amount of Investment” and encloses a check payable to Organic Treehouse Ltd. for such aggregate amount or agrees to wire such funds to the account identified below, all in accordance with the terms of this Securities Purchase Agreement.

Domestic Wires
JPMorgan Chase Bank
Routing # 021000021
Account # 893025007

International Wires
JPMorgan Chase Bank
Routing # 021000021
Account # 893025007
CHASUS33

3.           Subscription Instruments. The undersigned is delivering to the Company the following instruments with respect to the Shares (such instruments hereinafter collectively referred to as the “Subscription Instruments”), all of which have been duly completed and executed by the undersigned:

(a)           A check in the aggregate amount of the sales price per Share ($0.05) multiplied by the number of Shares to be purchased made payable to Organic Treehouse Ltd.;

(b)           One copy of this Securities Purchase Agreement;

(c)           One copy of the Registration Rights Agreement; and

(c)           One copy of the investor questionnaire.

4.           Acceptance or Rejection of Subscription. The undersigned understands and agrees that:

(a)           the Company reserves the right to reject this subscription for the Shares, in whole or in part, and at any time prior to acceptance;

(b)           if this subscription is rejected the Subscription Instruments, including the check enclosed herewith, will be promptly returned to the undersigned and this Securities Purchase Agreement shall have no force or effect;

(c)           The minimum and maximum amounts of this offering are as specified in the Memorandum.

(d)           the Shares being offered hereby are being offered and sold by the Company which will receive the proceeds from the sale of the Shares.

5.           Representations and Warranties.  In connection with the undersigned’s purchase of Shares, the undersigned hereby represents and warrants as follows:

(a)           If the undersigned has checked the box at the head of this Securities Purchase Agreement indicating that the undersigned is an Accredited Investor, then the undersigned is an “Accredited Investor” (as such term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933).

(b)           The undersigned understands the business in which the Company will be engaged and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto.  The undersigned has obtained sufficient information to evaluate the merits and risks of the investment and to make such a decision.

(b)           The undersigned has had access to all documents, records and books of the Company pertaining to this investment.  Additionally, the undersigned has been provided the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the Company possesses, or can acquire without unreasonable effort or expense, that is relevant to the undersigned's investment decision.

(c)           The undersigned (i) has adequate means of providing for the undersigned’s current needs and possible personal contingencies and those of the undersigned’s family, if applicable, in the same manner as the undersigned would have been able to provide prior to making the investment in the Shares, (ii) has no need for liquidity in this investment, (iii) is aware of and able to bear the risks of the investment for an indefinite period of time and (iv) presently, based on existing conditions, is able to afford a complete loss of such investment.

(d)           The undersigned recognizes that the Company has limited financial or operating history and that the Shares as an investment involve significant risks.

(e)           The undersigned understands that the Shares are “restricted securities” as that term is defined pursuant to Rule 144 of the Securities Act, and have not been registered under the Securities Act or under certain state securities laws in reliance upon exemptions therefrom for nonpublic offerings.  The undersigned understands that the Shares must be held indefinitely unless the sale thereof is subsequently registered under the Act and under certain state securities laws or an exemption or exemptions from such registration are available.

(f)           The Shares are being purchased solely for the undersigned’s account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, and no other person has a direct or indirect beneficial interest in such Shares.  The undersigned represents that the undersigned has no agreement, understanding, commitment or other arrangement with any person and no present intention to sell, transfer or assign any Shares.

(g)           The undersigned agrees not to sell or otherwise transfer the Shares unless they are registered under the Act and under any applicable state securities laws, or an exemption or exemptions from such registration are available.

(h)           The undersigned, if a corporation, partnership, trust or other entity, is authorized and otherwise duly qualified to purchase and hold Shares and to enter into this Securities Purchase Agreement and such entity has not been formed for the specific purpose of acquiring Shares in the Company unless all of its equity owners qualify as accredited individual investors.

(i)           All information which the undersigned has provided to the Company concerning the undersigned, the undersigned’s financial position and knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, concerning such knowledge of the person making the investment decision on behalf of such entity, including all information contained in this Securities Purchase Agreement, is correct and complete as of the date set forth on the signature page hereof, and if there should be any adverse change in such information prior to the subscription being accepted, the undersigned will immediately provide the Company with such information.
(j)           The undersigned acknowledges that it has received, and fully and carefully reviewed and understands, all of the transaction documents, including, but not limited to, the Memorandum describing, among other items, the Company, its business and risks, the Shares and the offering of the Shares.  The undersigned acknowledges that the transaction documents and the Memorandum do not contain all the information that would be included in a registration statement covering the offering and sale of the Shares under the Securities Act of 1933.  The undersigned understands that its investment in the Shares involves a high degree of risk.  The undersigned’s decision to enter into this Securities Purchase Agreement has been made based solely on the independent evaluation of the undersigned and its representatives.  The undersigned has received such accounting, tax and legal advice from persons (other than the Company and its officers and other representatives) as it has considered necessary to make an informed investment decision with respect to the acquisition of the Shares.

6.           Indemnification.  The undersigned agrees to indemnify and hold harmless the Company from and against all liability, damage, losses, costs and expenses (including reasonable attorneys’ fees and court costs) which they may incur by reason of any breach of the representations and warranties made by the undersigned herein, or in any document provided by the undersigned to the Company.

7.           Miscellaneous.

(a)           The undersigned agrees not to transfer or assign this Securities Purchase Agreement, or any of the undersigned’s interest herein, and further agrees that the transfer or assignment of the Shares acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b)           The undersigned agrees that subject to any applicable state law, the undersigned may not cancel, terminate or revoke this Securities Purchase Agreement or any agreement of the undersigned made hereunder and that this Securities Purchase Agreement shall survive the acceptance hereof by the Company as well as the death or disability of the undersigned and shall be binding upon the undersigned’s heirs, executors, administrators, successors and assigns.

(c)           Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to the undersigned under Federal or state securities laws.

(d)           This Securities Purchase Agreement and the other transaction documents referred to herein, including the Memorandum, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

(e)           This Securities Purchase Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, without regard to its conflicts of law rules.

(f)           Within five (5) days after receipt of a written request from the Company, the undersigned agrees to provide such information, to execute and deliver such documents and to take, or forbear from taking, such actions as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

INVESTOR SIGNATURE

For Individuals

Print Name: ___________________________________________________

Sign Name: ___________________________________________________

For Entities

Print Name of Entity:  ___________________________________________

By:  __________________________________________
Name:
Title:

ORGANIC TREEHOUSE LTD.
SUBSCRIPTION ACCEPTANCE

ORGANIC TREEHOUSE LTD.

By: /s/ Sophia Movshina
                        Name:
Title: